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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   September 27, 1996


                             VITRONICS CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)

                                MASSACHUSETTS
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                (State or Other Jurisdiction of Incorporation)

       0-13715                                       04-2726873
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(Commission File Number)                 (I.R.S. Employer Identification No.)

        1 FORBES ROAD, NEWMARKET INDUSTRIAL PARK, NEWMARKET, NH  03857
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            (Exact Name of Registrant as Specified in its Charter)

                                (603) 659-6550
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             (Registrant 's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Items 1 - 4.   Not applicable

Item 5.   Other Events.

     On September 27, 1996, Vitronics Corporation acquired in a single transaction 475,000 shares of common stock from New England Growth Fund I, L.P., at a price of $1 3/8. See attached copy of news release.

Items 6 - 8.    Not Applicable



                                    EXHIBITS

 Exhibit 99 Press Release dated September 27, 1996



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   VITRONICS CORPORATION
                                                   ---------------------
                                                   (Registrant)


Date:  October 11, 1996                            By:/s/ James J. Manfield, Jr.
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                                                      James J. Manfield, Jr.
                                                      Chairman of the Board and
                                                      Chief Executive Officer